UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): May 26, 2021

ADT Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road Boca Raton, Florida 33431
(Address of principal executive offices)
(561) 988-3600
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) On May 26, 2021, ADT Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below. A more complete description of each proposal is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2021, as amended on May 5, 2021.
(b) Proposal 1. To elect James D. DeVries, Tracey R. Griffin, David C. Ryan and Lee J. Solomon to the Board of Directors of the Company as Class I directors, in each case, for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2024. The Company’s stockholders duly elected James D. DeVries, Tracey R. Griffin, David C. Ryan and Lee J. Solomon by at least a plurality of the votes cast, to serve as Class I directors until the 2024 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
James D. DeVries	655,991,004	41,465,663	19,782,108
Tracey R. Griffin	648,376,584	49,080,083	19,782,108
David C. Ryan	679,564,780	17,891,887	19,782,108
Lee J. Solomon	679,662,698	17,793,969	19,782,108
Proposal 2. To conduct an advisory vote to approve the compensation of the Company’s named executive officers. The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers (a “say-on-pay vote”). The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
697,366,638	54,460,199	374,355	19,782,108
Proposal 3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
771,391,811	531,648	59,841

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 27, 2021	ADT Inc.

		By:	/s/ David W. Smail
David W. Smail
Executive Vice President, Chief Legal Officer and Secretary